UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 5, 2014

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
435 North Michigan Avenue
Chicago, Illinois, 60611
(Address of Principal Executive Offices) (Zip Code)
312-222-9100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On August 5, 2014, Tribune Publishing Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statement and Exhibits.

Exhibit	Description

99.1	Press release dated August 5, 2014

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: August 5, 2014	By: /s/ John Bode
Name:        John Bode
Title:    Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 5, 2014